21Shares 2x Long Sui ETF (TXXS)
Listed on The Nasdaq Stock Market, LLC

Summary Prospectus
April 30, 2026

www.21shares.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.21shares.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Important Information About the Fund
The 21Shares 2x Long Sui ETF (the “SUI Fund” or the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of Sui (“SUI”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of SUI for the same period. For periods longer than a single day, the Fund will lose money if SUI’s performance is flat, and it is possible that the Fund will lose money even if the price of SUI increases. Longer holding periods, higher volatility in the price of SUI, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher SUI volatility, the volatility of SUI may affect the Fund’s return as much as or more than the return of the price of SUI.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of SUI. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	2.66%
Total Annual Fund Operating Expenses	4.55%

1.“Other Expenses” consists of interest expense incurred in connection with the Fund’s reverse repurchase agreements. It is a cost of investing in reverse repurchase agreements similar to other investment-related expenses, but is required to be reflected as a Fund expense for accounting purposes. The amount shown has been annualized to reflect a full fiscal year of operations.

2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary (defined below), and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect until at least April 30, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$456	3 Years	$1,374
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 4, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that the Adviser and 21Shares US LLC (the “Sub-Adviser”) believe in combination should produce daily returns (before fees and expenses) that correspond to two times (2x) the daily price performance of SUI. However, there can be no guarantee that such a strategy will produce the desired results or that any SUI-related investment will provide returns that closely correlate to those produced by SUI. Generally, SUI-related investments are subject to certain implementation costs and expenses not applicable to direct investments in SUI that will cause the returns of SUI-related investments to differ from those of direct investments in SUI. Additionally, the ability to trade SUI 24 hours a day may give rise to differences in returns of SUI-related investments that trade during standard market hours.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s assets in, or provide exposure equal to, financial instruments that the Adviser and Sub-Adviser believe, in combination, should produce daily returns consistent with the Fund’s investment objective of seeking daily investment results, before fees and expenses, that correspond to two times (2x) the daily price performance of SUI. The Fund does not invest directly in SUI.
The Fund will invest principally in the financial instruments listed below:
•Swap Agreements. The Fund may achieve some or all of its exposure to SUI through its use of one or more swap agreements. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or in the case of the Fund, the return earned on an investment in SUI that is equal, on a daily basis, to 200% of the value of the Fund’s net assets (each, a “SUI Swap”). As of the date of this Prospectus, it is expected that the Fund (and certain of its investments) will reference one or more of the following benchmarks for purposes of determining the price of SUI: (i) exchange traded products (“ETPs”) that hold SUI directly (a “Spot SUI ETP”), (ii) an index or other reference rate that the Adviser and Sub-Adviser believe produce daily returns consistent with those of SUI (“SUI Index”), or (iii) other benchmarks that the Adviser and Sub-Adviser believe produce daily returns consistent with those of SUI (collectively with any Spot SUI ETP and any SUI Index, a “Reference Asset” or the “Reference Assets”). The SUI Swaps may reference Spot SUI ETPs listed on a U.S. or European exchange. The Fund may also invest directly in shares of Spot SUI ETPs. Such Spot SUI ETPs are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, do not provide investors with the investor protections of the 1940 Act. The Fund expects to invest in one or more SUI Swaps the reference asset for which will be one or more Spot SUI ETPs, such as 21Shares Sui Staking ETP. Generally, any such SUI Swap will provide the Fund with a return earned by the Spot SUI ETP that is equal, on a daily basis, to 200% of the value of the Fund’s net assets, be fully funded with all collateral maintained by a third party pursuant to a tri-party arrangement, and be subject to daily collateral adjustments to align the value of collateral with the value of the reference asset. The Fund also may invest directly in one or more of the afore-mentioned Spot SUI ETPs. The Fund may invest in ETPs or other products managed by, sponsored by, or otherwise associated with the Sub-Adviser.
•SUI Futures Contracts. To obtain 2x daily exposure to SUI, the Fund may enter into, as the “buyer,” SUI futures contracts that trade on an exchange registered with the Commodity Futures Trading Commission (“CFTC”) (“SUI Futures Contracts”). In order to maintain its 2x daily exposure to SUI, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. This process is referred to as “rolling.” The Fund may invest in SUI

Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•SUI Options. The Fund also may invest in exchange-traded options contracts that reference SUI, SUI Futures Contracts, or Spot SUI ETPs (“SUI Options”). As of the date of this Prospectus, there were no SUI Options available for investment by the Fund. However, it is expected that SUI Options will be available in the future. To the extent available, the Fund may invest in options traded on an exchange registered with the CFTC, or on Canadian and/or European exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
The mix of financial instruments to achieve the desired exposure to SUI is at the sole discretion of the Adviser and Sub-Adviser. The Adviser and Sub-Adviser may consider the following factors, among others, when determining the Fund’s investments in SUI-related investments and other financial instruments: liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties and market conditions.
The Fund also expects to engage in reverse repurchase agreements, a form of borrowing.
The Fund expects to invest in SUI-related investments primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to SUI-related investments within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as SUI-related investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter (the “Asset Diversification Test”).
The Adviser and Sub-Adviser attempt to consistently apply leverage to obtain Reference Asset exposure for the Fund equal to 200% of the value of its net assets and expects to adjust its exposure to the Reference Assets daily to maintain such exposure. A “single day,” “day,” or “trading day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation.
The Fund will attempt to achieve its investment objective without regard to the overall market movement or the increase or decrease of the price of SUI. At the close of the markets on each trading day, the Adviser and Sub-Adviser determine the type, quantity, and mix of investment positions, so that its exposure to the price of SUI is consistent with the Fund’s investment objective. The impact of movements in the price of SUI during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. For example, if the price of SUI has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased. Conversely, if the price of SUI has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. These adjustments typically result in high portfolio turnover.
The Fund also expects to invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser and Sub-Adviser to be of comparable quality. Such investments are designed to provide liquidity or collateralize the Fund’s investments in financial instruments, such as certain of the SUI-related investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will likely differ in amount, and possibly even direction, from two times (2x) the price performance of SUI for the same period. The Fund will lose money if the price performance of SUI is flat over time, and the Fund can lose money regardless of the performance of the price of SUI because of daily rebalancing, the volatility of the price of SUI, compounding of each day’s return, and other factors. See “Principal Investment Risks” below.
Swap Agreements
Most swaps entered into by the Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. The Fund’s current obligations under the types of swaps that the Fund expects to enter into (e.g., total return swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
SUI Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund, and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.
SUI Options
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto.
Additional Information about the Spot SUI ETPs
The Fund may derive a significant amount of its exposure to the price performance of SUI from its investment in swap agreements or options that reference a Spot SUI ETP. The Spot SUI ETPs in which the Fund may invest (or which may be used as a reference asset by the Fund) are exchange-traded products that are designed to provide exposure to the performance of SUI and are fully secured by holdings of SUI. The Spot SUI ETPs in which the Fund may invest include ETPs listed on a European exchange, or U.S. ETPs, which are exchange-traded funds registered under the Securities Act of 1933, as amended and listed on a U.S. national securities exchange, but not registered under the 1940 Act. Each non-U.S. Spot SUI ETP issues bonds that are collateralized by the respective amount of units of SUI. The issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying SUI equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of SUI. The value and performance of the bonds materially depends on the value and performance of issuer’s holdings of SUI. Based on the non-U.S. Spot SUI ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of SUI nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot SUI ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants. Once the bonds issued by non-U.S. Spot SUI ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
Additional information about each of the Spot SUI ETPs in which the Fund may use as a reference asset as of the date of this Prospectus is detailed below:

Name and Ticker	Domicile	Listing Exchange(s)	SUI Holdings (as of March 31, 2026)
21Shares Sui Staking ETP	Switzerland	Euronext Amsterdam Borsa Italiana Deutsche Boerse Xetra Euronext Paris SIX Swiss Exchange	$52,786,318
21Shares Sui ETF	United States	NASDAQ	$15,057,032
The value of shares of a Spot SUI ETP may not directly correspond to the price of SUI, and is highly volatile. The price of a SUI ETP may go down even if the price of the underlying asset, SUI, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot SUI ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of SUI. This means the sponsor does not speculatively sell SUI at times when its price is high or speculatively acquire SUI at low prices in the expectation of future price increases. The Spot SUI ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Each Spot SUI ETP’s custodian will keep custody of the Spot SUI ETP’s SUI, and will keep all of the private keys associated with such Spot SUI ETP’s SUI held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot SUI ETP’s SUI are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
SUI
SUI is the native, proof-of-stake cryptographic token of SUI Network, a permissionless and decentralized blockchain network and development platform. The SUI token serves multiple functions within the SUI Network, including securing the network through staking, enabling governance participation and facilitating the payment of transaction fees.
The SUI Network is a high-performance, decentralized blockchain designed to enable seamless digital asset ownership and a wide range of decentralized applications. The network is optimized for scalability, low latency, and composability, making it particularly well-suited for decentralized finance, non-fungible tokens, gaming, and enterprise applications.
SUI’s innovative object-based data model and parallel transaction execution significantly enhance throughput compared to traditional blockchains like Ethereum and Bitcoin. The network employs Move, a programming language developed specifically for the SUI Network. Move is designed to provide a safe and flexible environment for writing smart contracts. Move’s key features include resource scarcity, which ensures that digital assets cannot be duplicated, and a strong type system that prevents common programming errors. This language is tailored to the needs of the SUI Network, enabling developers to create secure and efficient decentralized applications (dApps). The SUI Network also leverages Rust, a systems programming language known for its performance and safety. Rust’s memory safety features and concurrency capabilities make it an ideal choice for building the core components of the SUI Network. Rust ensures that its underlying infrastructure is robust, secure, and capable of handling high transaction volumes.
By leveraging horizontal scalability and a unique consensus mechanism, the SUI Network aims to provide a low-cost, high-speed blockchain infrastructure that supports mass adoption and real-world applications.
The SUI token serves multiple purposes: (i) staking and security, where validators and delegators stake SUI to secure the network and validate transactions; (ii) transaction fees, as SUI is used to pay gas fees, which are designed to be low, predictable, and stable; (iii) governance participation, where token holders can vote on proposals related to network upgrades, policy changes, and validator elections; and (iv) on-chain utility, as SUI is used in smart contracts, decentralized finance applications, gaming economies, and NFT marketplaces.
The SUI token powers a variety of real-world applications:
1.Decentralized Finance: Lending and borrowing protocols allow users to supply SUI for interest or borrow against collateral. Yield farming and staking rewards allow liquidity providers to earn yield by participating in automated market makers and liquidity pools. Stablecoins and payments benefit from SUI’s fast and low-cost transactions, making it ideal for cross-border transfers and remittances.
2.Non-Fungible Tokens: NFT minting and trading allow artists and developers to create and trade NFTs on SUI’s blockchain with low minting costs. On-chain gaming assets enable in-game items, skins, and collectibles to be represented as NFTs, unlocking true ownership.
3.Gaming and Metaverse: Play-to-earn gaming economies allow players to earn rewards in a decentralized manner. Low-latency transactions enable smooth in-game purchases and seamless on-chain interactions.

4.Supply Chain and Enterprise Solutions: Provenance and authentication solutions track goods transparently, ensuring authenticity and reducing fraud. Enterprise blockchain integration supports identity management, record-keeping, and automation.
5.Identity Verification and Security: Decentralized identity solutions verify credentials and prevent fraud. Data privacy enhancements allow privacy-preserving transactions and selective disclosure mechanisms.
Principal Investment Risks
SUI and SUI-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of SUI-related investments, and therefore the performance of the Fund, may differ significantly from the performance of SUI.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
The Fund may not achieve its leveraged investment objective. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment objective, a small adverse move in SUI price will result in larger and potentially substantial declines in the Fund. The following risks could affect the value of your investment in the Fund:
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including SUI, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of SUI, could have a material adverse effect on the value of the Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of SUI as a crypto asset, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s shares depends on the acceptance of SUI. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors may affect the price and market for SUI held by the Fund.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of SUI may artificially inflate or deflate the price of SUI. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets and significant market volatility, and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near- or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the crypto asset.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any crypto asset is a “security” may adversely affect the value of the crypto asset and the value of the Fund’s shares, and, if the crypto asset is not, or cannot, be registered as a security, result in a potential exclusion from the Fund.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities, and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letters to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaint, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that SUI is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws. The resolution of the current ambiguity concerning the regulatory status of crypto assets could result in negative regulatory and tax consequences for the Fund and its shareholders, including the Fund’s failure to qualify as a RIC, the consequences of which are discussed under “Tax Risk”, and the elimination of the shareholder protections afforded by the 1940 Act.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at crypto asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, and in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempting to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain and the fairness of crypto asset trading venues could have a negative impact on the price of a crypto asset and the value of an investment in the Fund.
If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including the Financial Crimes Enforcement Network (“FinCEN”), the SEC, the CFTC, the Financial Industry Regulatory Authority (“FINRA”), the Consumer Financial Protection Bureau (the “CFPB”), the Department of Justice (the “DOJ”), the Department of Homeland Security (the “DHS”), the Federal Bureau of Investigation (the “FBI”), the Internal Revenue Service (the “IRS”), the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation (the “FDIC”), the Federal Reserve, and state financial institution regulators), among other things, trading in SUI may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of SUI. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, and compliance and reporting obligations that may make it more costly to transact in or trade SUI (which may materially impact price, volatility, or trading of SUI more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets are fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increase the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of digital contracts stored on a blockchain, that are automatically executed when predetermined terms and conditions are met (“smart contracts”), and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in SUI. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in SUI.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset networks, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel, yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with SUI, such competition could impact demand for SUI and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.
A future fork in the crypto asset network for SUI could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
▪a “33% attack” where, if a validator or group of validators were to gain control of more than 33% of the total staked crypto asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain.
▪a “>66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked SUI on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
◦Crypto Asset Tax Risk. Current IRS guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that has appreciated in value.
•SUI Risk. Since inception, the price of SUI has exhibited extreme volatility, with significant drawdowns and sharp rallies. For example, SUI reached an all-time low of $0.3643 in October 2023 and an all-time high of $5.35 in January 2025, before settling at $2.21 as of March 2025. SUI remains exposed to similar systemic shocks, and future volatility could materially impair its market value.
SUI’s network architecture introduces additional risks. The protocol’s reliance on validator consensus means that if a malicious actor were to control more than 33% of staked SUI, they could delay transaction finality; with over 66%, they could potentially rewrite transaction history or censor activity. Although no such attack has occurred to date, the concentration of SUI among early contributors and ecosystem reserves increases the theoretical risk of validator collusion or governance capture.
The SUI Network’s governance is decentralized in theory but lacks formalized processes for protocol upgrades or dispute resolution. Like other open-source blockchain projects, SUI depends on voluntary coordination among developers, validators, and users. This structure can hinder responsiveness to technical challenges or security vulnerabilities. In the absence of a centralized authority, disagreements over protocol direction could lead to contentious forks or fragmentation of the community. Any such split could dilute developer resources, confuse users, and depress the value of SUI.
SUI’s validator incentives are tied to staking rewards and transaction fees. However, the network’s fee-burning mechanism reduces the portion of fees available to validators, potentially weakening long-term economic sustainability. If validator rewards fail to offset operational costs or slashing penalties, participation may decline, reducing network security and increasing the risk of attack. Additionally, the bonding and unbonding periods required for staking limit liquidity and may deter institutional engagement.
Smart contracts on SUI are written in Move, a language designed to minimize vulnerabilities. Nonetheless, smart contract exploits remain a persistent risk across all blockchain platforms. SUI’s smart contracts may also be governed by “admin keys” or privileged users, creating potential vectors for abuse or mismanagement. If a critical contract is compromised, user funds could be lost, and confidence in the network could erode.
SUI’s utility is closely tied to DeFi and token issuance use cases. These sectors are inherently cyclical and speculative, and demand for SUI may fluctuate accordingly. SUI’s use in retail or commercial payments remains minimal, and its long-term value proposition is unproven. If user interest shifts toward more established or feature-rich platforms, SUI may struggle to maintain relevance.
The network’s scalability is also contingent on the performance of cross-chain communication protocols. Delays in transaction finality on source or destination chains can create bottlenecks, undermining the user experience. While SUI aims to offer high throughput, it competes with other high-performance, which may offer superior developer ecosystems or broader integrations.
Regulatory uncertainty presents another material risk. Governments and regulators globally are increasing scrutiny of digital assets, particularly those with privacy features or decentralized governance. If SUI is deemed to facilitate illicit activity or fails to comply with evolving legal standards, exchanges may delist the token, or users may be restricted from accessing the network. Additionally, banks may refuse to service businesses that interact with SUI, further limiting its utility and adoption.
The potential for forks or clones of the SUI protocol introduces further complexity. A hard fork could result in two competing versions of the network, each with its own token, user base, and validator set. This could confuse users, fragment liquidity, and reduce the value of both chains. Clones of the SUI codebase may also emerge, creating competing ecosystems that dilute developer attention and user engagement.
Finally, SUI’s proof-of-stake consensus model is relatively new and untested at scale compared to Bitcoin’s proof-of-work system. While it offers energy efficiency and faster finality, it may harbor undiscovered vulnerabilities or incentive misalignments. If the network fails to scale securely or suffers a major technical failure, the value of SUI could decline sharply.
In summary, while SUI presents a novel approach to scalable smart contract execution, it faces significant risks related to market volatility, validator centralization, governance fragmentation, smart contract security, regulatory exposure, and competitive pressure. These factors may adversely affect the long-term viability of the network and the value of SUI.
•SUI Exposure Risk. The Fund expects to have significant exposure to SUI. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of SUI or events materially affecting the SUI ecosystem. The Fund’s significant exposure to SUI makes it more susceptible to any single occurrence affecting SUI or SUI-related investments, and may subject the Fund to greater market risk than more diversified funds.

The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser and Sub-Adviser are each registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund expects to use futures contracts and swap agreements to gain exposure to SUI without purchasing SUI directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of SUI and therefore achieve its daily leveraged investment objective. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment objective and to achieve a high degree of correlation with the price performance of SUI. In addition, the Fund’s exposure to the price of SUI is impacted by the movement of the price of SUI. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of SUI at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of SUI increases on days when the price of SUI is volatile near the close of the trading day. Market disruptions, regulatory restrictions, and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or financial instruments in which the Fund invests. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SUI. These factors could decrease the correlation between the performance of the Fund and SUI and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the futures contract and the price of underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.
If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, for certain standardized swaps, must be exchange-traded through an FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the SUI market, a disruption to the SUI market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its investment objective and may experience significant losses.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of SUI. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.
Margin levels for swap contracts based on SUI may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change, and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to SUI-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to SUI-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.

Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities as the successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Foreign Exchange-Traded Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.
•Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of SUI, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of SUI reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of SUI increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of SUI and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of SUI during the shareholder’s holding period of an investment in the Fund.
The table below provides examples of how reference price volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: SUI price volatility and the price performance of SUI. The price performance of SUI shows the percentage change in the price of SUI over the specified time period, while SUI price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The table below illustrates the impact of two principal factors – price volatility and price performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the table assumes that: (i) no dividends were paid with respect to the Reference Asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of SUI.
As shown in the table below, the Fund would be expected to lose 6.1% if the price of SUI did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of SUI is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of SUI for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of SUI and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of SUI. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of SUI at the market close on the first trading day and the price of SUI at the time of purchase. If the price of SUI increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of SUI declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of SUI.
If there is a significant intra-day market event and/or the price of SUI experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of SUI by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage and as a result, a relatively small price movement in the Reference Asset may result in immediate and substantial losses to the Fund.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Non-Correlation Risk. The performance of the Fund will not, and is not intended to, correlate exactly to the performance of SUI and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. Furthermore, reverse repurchase agreements cost the Fund interest expenses. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Spot SUI ETP Risks. In addition to the risks associated with SUI noted above, Spot SUI ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot SUI ETPs or use them as Reference Assets for SUI-related investments. ETP shares trade like exchange-traded funds on a securities exchange. The price of a Spot SUI ETP is derived from and based upon the value of spot SUI and cash held by the Spot SUI ETP. However, shares of Spot SUI ETPs trade at market prices, not NAV which means they may trade at prices above or below the value of their underlying portfolios. There can be no assurance that the returns of Spot SUI ETPs will correspond, or be closely related, to the performance of SUI. The level of risk involved in the purchase or sale of a Spot SUI ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot SUI ETP is based on a basket of SUI and cash. Thus, the risks of owning a Spot SUI ETP generally reflects the risks of owning the underlying SUI and cash that the Spot SUI ETP holds. Spot SUI ETPs have a relatively limited history of operations. Because certain Spot SUI ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot SUI ETP shares being more volatile than the underlying portfolio of SUI and cash. Disruptions in the markets for SUI could result in losses on investment in Spot SUI ETPs. In addition, an actual trading market may not develop for Spot SUI ETP shares and the listing exchange may halt trading of a Spot SUI ETP’s shares. Spot SUI ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning SUI directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot SUI ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot SUI ETPs.
If the process of creation and redemption of baskets for the Spot SUI ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by APs intended to keep the price of the shares closely linked to the price of SUI may not exist and, as a result, the price of the shares may fall or otherwise diverge from NAV. The liquidity of the shares may also be affected by the withdrawal from participation of APs. Security threats to the Spot SUI ETP account at the custodian could result in the halting of the Spot SUI ETP’s operations and a loss of the Spot SUI ETP’s assets or damage to the reputation of the Spot SUI ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of the Spot SUI ETP’s SUI may be volatile, adversely affecting the value of the Shares. If the Spot SUI ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot SUI ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot SUI ETP’s SUI, and the Spot SUI ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, the Spot SUI ETP’s prime execution agent could adversely impact the Spot SUI ETP’s ability to create or redeem baskets, or could cause losses to the Spot SUI ETPs. A Spot SUI ETP may suspend the issuance of shares at any time which will impact the price of shares of a Spot SUI ETP, resulting in significant difference (premium/discount) between the Spot SUI ETP’s market price and its NAV. Additionally, the Fund may be unable to transact in the shares of the Spot SUI ETP at an acceptable price and therefore the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. It is currently expected that the Fund will derive a significant amount of its exposure to the price performance of SUI as a result of investing directly in Spot SUI ETPs or swap agreements or options that reference Spot SUI ETPs. As a result, the Fund’s performance will be highly dependent on the performance of the Spot SUI ETPs. If shares of the Spot SUI ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot SUI ETPs that may not necessarily affect the SUI market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot SUI ETPs and make no representations or warranties whatsoever regarding the Spot SUI ETPs’ ability to acquire, dispose of or maintain proper custody of SUI. In the event that there is an issue regarding the Spot SUI ETPs’ ability to acquire, dispose of or maintain proper custody of SUI, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot SUI ETPs that are used as Reference Assets for the Fund’s SUI-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

◦Staking Risk. When a Spot SUI ETP stakes SUI, it is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the Spot SUI ETP lock up the staked SUI, meaning that the Spot SUI ETP cannot sell or transfer the staked SUI during the time when the SUI is locked up (the “lock-up period”). The lock-up period may be longer than anticipated based on network activity. In addition, during the lock-up period, the Spot SUI ETP is subject to the market price volatility of the staked SUI, and it may miss opportunities to sell the staked SUI during opportune times. Staking SUI may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. For example, slashing can result from isolated validator mistakes, malicious activity, coordinated attacks, software bugs, or provider failures. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Penalties can scale aggressively, potentially leading to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are generally five major staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets. Similarly, complications in specific cloud regions (i.e., a particular geographical area where a cloud provider’s data centers are located) can create outages that impact validators. Such complications may include, but are not limited to, compliance and regulatory issues, security breaches such as ransomware threats and attacks, data breaches, and malicious actors, and cloud network and infrastructure performance issues (e.g., network latency and service outages). Staked SUI is also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked SUI or a loss of any rewards. The loss of the staked SUI (either in whole or partially) during the staking period will have a material adverse effect on the Spot SUI ETP.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from certain SUI-related investments may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in SUI-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to SUI through its investment in the Subsidiary, which may invest directly in SUI-related investments, including swaps, futures contracts and reverse repurchase agreements. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to SUI-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Asset Diversification Test as described in more detail in the SAI.
The extent to which the Fund invests in SUI-related investments may be limited by the qualifying income test and the Asset Diversification Test, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (the “Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure. The tax treatment of certain SUI-related investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps and futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.21shares.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Investment Sub-Adviser:	21Shares US LLC
Portfolio Managers:	Springer Harris, Joran Haugens and Chris Small, each Portfolio Managers of the Adviser, and Andres Valencia, Executive Vice President of Investment Management and Jad Haj Ali, Director and Portfolio Manager at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in December 2025.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.21shares.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.